CSC Small Cap Value Fund
Schedule of Investments
June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 89.3%
Basic Materials - 19.0%
Chase Corp.	8,900	$913,229
Compass Minerals International, Inc.	58,100	3,443,006
GCP Applied Technologies, Inc. *	28,523	663,445
NewMarket Corp.	6,683	2,151,792
PQ Group Holdings, Inc.	390,000	5,990,400
Sandstorm Gold Ltd. *	190,000	1,499,100
UFP Technologies *	25,000	1,435,500
		16,096,472
Consumer Discretionary - 13.7%
E.W. Scripps - Class A	140,000	2,854,600
KAR Auction Services, Inc. *	120,000	2,106,000
Liberty TripAdvisor Holdings, Inc. *	127,400	518,518
Six Flags Entertainment Corp. *	40,000	1,731,200
Skechers U.S.A., Inc. - Class A*	22,982	1,145,193
TEGNA	100,000	1,876,000
Wayside Technology Group, Inc.	53,139	1,330,601
		11,562,112
Consumer Staples - 3.9%
Landec Corp. *	290,000	3,262,500
Energy - 3.1%
Blueknight Energy Partners LP	700,000	2,646,000
Financials - 7.5%
Global Indemnity Group	138,338	3,645,206
StoneX Group, Inc. *	45,000	2,730,150
		6,375,356
Health Care - 1.1%
Viemed Healthcare, Inc. *	133,120	951,808
Industrials - 20.1%
Astronics Corp. *	104,700	1,833,297
AZZ	45,146	2,337,660
Colfax Corp.*	60,000	2,748,600
DLH Holdings *	133,200	1,555,776
GP Strategies Corp.*	261,067	4,103,973
KBR, Inc.	67,400	2,571,310
Standex International Corp.	20,000	1,898,200
		17,048,816
Technology - 5.2%
CommVault Systems, Inc. *	20,000	1,563,400
Great Elm Capital Group *	378,910	848,759
SecureWorks Corp. *	105,300	1,951,209
		4,363,368
Telecommunications - 12.4%
Millicom International Cellular *	90,000	3,561,300
ViaSat, Inc. *	140,000	6,977,600
		10,538,900
Utilities - 3.3%
Heritage-Crystal Clean *	94,403	2,801,881

Total Common Stocks
Cost ($57,915,372)		75,647,213

PREFERRED STOCK - 2.1%
Energy - 2.1%
Blueknight Energy Partners LP
Total Preferred Stock
(Cost $1,449,577)	216,657	1,774,421

ESCROW NOTE - 0.5%
Consumer Discretionary - 0.5%
Apex * (a)
Total Escrow Note
(Cost $0)	8,497	424,838

SHORT-TERM INVESTMENT - 8.2%
Invesco Treasury Obligations Portfolio, Institutional Class, 0.01% ^	6,972,859	6,972,859
Total Short-Term Investment
(Cost $6,972,859)

Total Investments - 100.1%
(Cost $66,337,808)		84,819,331
Liabilities in Excess of Other Assets - (0.1)%		(96,772)
Total Net Assets - 100.0%		$84,722,559

*	Non-income producing security.
(a)
Security is restricted from resale, considered illquid, and is categorized in Level 3 of the fair value hierarchy. The restricted and illiquid security has been fair valued in accordance with procedures approved by the Board of Trustees and has a total fair value of $424,838, which represents 0.5% of net assets. Information concerning the Level 3 illiquid security is as follows:

	Security	Shares	Date Acquired	Cost Basis
	Apex Escrow Note	8,497	April 2021	$0

^	The rate of shown is the annualized seven day effective yield as of June 30, 2021.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes of valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similiar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similiar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securitites as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$75,647,213	$-	$-	$75,647,213
Preferred Stock	1,774,421	-	-	1,774,421
Escrow Note	-	-	424,838	424,838
Short-Term Investment	6,972,859	-	-	6,972,859
Total Investments in Securities	$84,394,493	$-	$424,838	$84,819,331

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in
Securities
Balance as of September 30, 2020	$2,058,103
Accrued discounts/premiums	56,207
Realized gain (loss)	(3,428,305)
Change in net unrealized appreciation/depreciation	4,450,005
Net sales	(2,711,172)
Transfers into and/or out of Level 3	-
Balance as of June 30, 2021	$424,838
Change in unrealized appreciation/depreciation during the period for Level 3 investments held at as of June 30, 2021	$424,838

The Level 3 investment as of June 30, 2021, represented 0.5% of the Fund's net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of June 30, 2021:

Security Type	Fair Value as of June 30, 2021	Valuation Technique	Unobservable Input **	Range/Weighted Average
Escrow Note	$424,838	Projected Closing Amount	Estimated Final Proceeds	50%

** A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Estimated Final Proceeds	Increase	Decrease